EXHIBIT 99.1

FOR IMMEDIATE RELEASE:            Jan. 8, 2025

NW Natural Holdings Completes Acquisition of SiEnergy
Expands NWN’s presence in Texas with a rapidly growing gas utility

PORTLAND, Ore. – Northwest Natural Holding Company (NYSE: NWN) (NW Natural Holdings) today announced the closing of its acquisition of SiEnergy Operating, LLC (SiEnergy or the Company) from SiEnergy Capital Partners, LLC (an affiliate of Ridgewood Infrastructure). This marks the successful completion of a strategic acquisition announced in November 2024.

SiEnergy is one of the fastest growing natural gas distribution utilities in the nation, serving approximately 70,000 residential and commercial customers in the greater metropolitan areas of Houston, Dallas, and Austin (known as the Texas Triangle). SiEnergy has grown organically by providing infrastructure to residential and commercial developments in high-growth areas. As previously announced, SiEnergy is expected to have approximately $247 million in rate base as of Dec. 31, 2024 and to have achieved rate base and customer growth of 26% and 22% compounded annually, respectively, over the last five years ending in 2024.

“We are pleased to officially welcome SiEnergy to NW Natural Holdings,” said David H. Anderson, CEO of NW Natural Holdings. “I’m excited about the opportunities SiEnergy is pursuing, our shared values, and our combined capabilities. SiEnergy is well positioned for continued growth as communities and new developments in the Texas Triangle continue to expand.”

"Joining NW Natural Holdings reflects an important milestone for our company,” said June Dively, president of SiEnergy. “I’m looking forward to being part of a strong and growing company and leading the SiEnergy team in the next phase of expansion."

“We are excited about the long-term value creation anticipated from this acquisition,” said Justin B. Palfreyman, president of NW Natural Holdings. "Through this transaction, we are increasing our presence in Texas, creating more opportunities for organic growth, and setting the stage for future growth.”

About NW Natural Holdings
Northwest Natural Holding Company, (NYSE: NWN) (NW Natural Holdings), is headquartered in Portland, Oregon and has been doing business for over 165 years. It owns Northwest Natural Gas Company (NW Natural), SiEnergy Operating, LLC (SiEnergy), NW Natural Water Company (NW Natural Water), NW Natural Renewables Holdings (NW Natural Renewables), and other business interests.

NW Natural Holdings provides critical energy and delivers essential water and wastewater services to nearly one million customers across six states. We have a longstanding commitment to safety, environmental stewardship and the energy transition, and taking care of our employees and communities. NW Natural Holdings was recognized by Ethisphere® for three years running as one of the World’s Most Ethical Companies®. NW Natural consistently leads the industry with high J.D. Power & Associates customer satisfaction scores. Learn more in our latest Community and Sustainability Report.

NW Natural is a local distribution company that currently provides natural gas service to approximately 2 million people in more than 140 communities through more than 800,000 meters in Oregon and Southwest Washington with one of the most modern pipeline systems in the nation. NW Natural owns and operates 21.6 Bcf of underground gas storage capacity in Oregon.

SiEnergy is one of the fastest growing natural gas distribution utilities in the nation, serving approximately 70,000 customers in the greater metropolitan areas of Houston, Dallas, and Austin, Texas.

NW Natural Water provides water distribution and wastewater services to communities throughout the Pacific Northwest, Texas, Arizona, and California. Today NW Natural Water serves over 189,000 people through approximately 76,100 meters. Learn more about our water business.

NW Natural Renewables is committed to leading in the energy transition by providing renewable fuels to support decarbonization in the utility, commercial, industrial and transportation sectors. Learn more about our renewable business.

Additional information is available at nwnaturalholdings.com.

“World’s Most Ethical Companies” and “Ethisphere” names and marks are registered trademarks of Ethisphere LLC

Investor Contact:
Nikki Sparley
Phone: 503-721-2530
Email: nikki.sparley@nwnatural.com

Media Contact:
David Roy
Phone: 503-610-7157
Email: david.roy@nwnatural.com

Forward-Looking Statements
This press release, and other presentations made by NW Natural Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," “continues,” “could,” "intends," "plans," "seeks," "believes," "estimates," "expects," "will" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, expectations, forecasts, outlook, timing, goals, visions, strategies, commitments, future events, financial positions, acquisition strategy, acquisitions and integration thereof, investments, valuations, timing and amount of capital expenditures, rate base growth, strategic fit, performance, risks, risk profile, stability, the likelihood and success associated with any transaction, customer and business growth, capabilities, reputation, growth opportunities, weather, customer rates or rate recovery, investment strategy and financial effects of acquisitions, shareholder return and value, financial results, including estimated income, availability and sources of liquidity, capital markets, financing transactions, debt or equity issuances, expenses, positions, revenues, returns, cost of capital, timing, and earnings, earnings guidance and estimated future growth rates, regulatory strategy, performance, timing, outcome, or effects of regulatory proceedings or mechanisms or approvals, accounting treatment of future events, economic and political conditions, effects of legislation or changes in laws or regulations, inflation, geopolitical uncertainty, and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, public health risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Natural Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Natural Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.